Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT
This SECOND AMENDMENT, dated as of February 7, 2018 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2015, as amended by the FIRST AMENDMENT, dated as of August 23, 2016 (the “Existing Credit Agreement”), among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto and CITIBANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) (capitalized terms used but not defined herein have the meaning provided in the Existing Credit Agreement). Citibank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Inc., US Bank National Association and Wells Fargo Bank, National Association, have been appointed to act as joint lead arrangers and joint bookrunners in connection with this Agreement (in such capacities, the “Arrangers”), and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Capital One, National Association, First Tennessee Bank National Association, JPMorgan Chase Bank, N.A., Sumitomo Mitsui Banking Corporation and TD Bank, N.A. have been appointed to act as co-managers in connection with this Agreement (in such capacities, the “Co-Managers”).
W I T N E S S E T H
WHEREAS, pursuant to the Existing Credit Agreement, the Existing Revolving Credit Lenders (as defined below) have extended credit to the Borrower in the form of Revolving Credit Commitments and Revolving Credit Advances on the terms and subject to the conditions set forth therein (such Revolving Credit Commitments and Revolving Credit Advances, to the extent outstanding immediately prior to the Second Amendment Effective Date (as defined below), the “Existing Revolving Credit Commitments” and “Existing Revolving Credit Advances”, respectively);
WHEREAS, pursuant to the Existing Credit Agreement, the Existing Term Advance Lenders (as defined below) have made Term Advances to the Borrower on the terms and subject to the conditions set forth therein (such Term Advances, to the extent outstanding immediately prior to the Second Amendment Effective Date, the “Existing Term Advances”);
WHEREAS, pursuant to the Existing Credit Agreement, the Existing Tranche B Incremental Lenders (as defined below) have made Tranche B Incremental Loans to the Borrower on the terms and subject to the conditions set forth therein (such Tranche B Incremental Loans, to the extent outstanding immediately prior to the Second Amendment Effective Date, the “Existing Tranche B Incremental Loans”);
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended (as so amended, the “Amended Credit Agreement”) to provide for:

(a)	modification of the pricing grid for determining the Applicable Margin for the Revolving Credit Advances and the Term Advances;

(b)	the reduction of the Applicable Margin for the Tranche B Incremental Loans; and

(c)	modification of certain other provisions in the Existing Credit Agreement, as provided herein;
WHEREAS, each lender holding Existing Revolving Credit Commitments (each, an “Existing Revolving Credit Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Revolving Credit Lender” (each, a “Continuing Revolving Credit Lender”) at or prior to 12:00 p.m., New York City time, on February 7, 2018 (the “Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date. Each Existing Revolving Credit Lender that does not execute and deliver a signature page to this Agreement at or prior to the Signing Date and Time (as set forth on Schedule I-A hereto, each, a “Departing Revolving Credit Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Revolving Credit Lenders under the Loan Documents will be assumed by each lender (which may be a Continuing Revolving Credit Lender) that executes and delivers a signature page to this Agreement as a “New Revolving Credit Lender” (in such capacity, a “New Revolving Credit Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof);
WHEREAS, each lender holding Existing Term Advances (each, an “Existing Term Advance Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Term Advance Lender” (each, a “Continuing Term Advance Lender”) at or prior to the Signing Date and Time will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date. Each Existing Term Advance Lender that does not execute and deliver a signature page to this Agreement at or prior to the Signing Date and Time (as set forth on Schedule II-A hereto, each, a “Departing Term Advance Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Term Advance Lenders under the Loan Documents will be assumed by each lender (which may be a Continuing Term Advance Lender) that executes and delivers a signature page to this Agreement as a “New Term Advance Lender” (in such capacity, a “New Term Advance Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof);
WHEREAS, each lender holding Existing Tranche B Incremental Loans (each, an “Existing Tranche B Incremental Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Tranche B Incremental Lender” (each, a “Continuing Tranche B Incremental Lender”) at or prior to the Signing Date and Time will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date. Each Existing Tranche B Incremental Lender that does not execute and deliver a signature page to this Agreement at or prior to the Signing Date and Time (each, a “Departing Tranche B Incremental Lender”), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the Second Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Tranche B Incremental Lenders under the Loan Documents will be assumed by Citibank, N.A. (in such capacity, the “New Tranche B Incremental Lender”), in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof).
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.Amendment of the Existing Credit Agreement. Effective as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:
“Second Amendment” shall mean that certain Second Amendment to this Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Continuing Revolving Credit Lenders, the Continuing Term Advance Lenders, the Continuing Tranche B Incremental Lenders, the New Tranche B Incremental Lender (each as defined therein) and the Administrative Agent.
“Second Amendment Effective Date” means February 7, 2018.
(b)    Clause (a) of the first paragraph of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“(a) with respect to Tranche B Incremental Loans, (i) for any day up to (but excluding) the First Amendment Effective Date, (x) for Tranche B Incremental Loans in the form of Eurocurrency Rate Advances, 3.00% per annum and (y) for Tranche B Incremental Loans in the form of Base Rate Advances, 2.00% per annum, (ii) for any day from (and including) the First Amendment Effective Date up to (but excluding) the Second Amendment Effective Date, (x) for Tranche B Incremental Loans in the form of Eurocurrency Rate Advances, 2.50% per annum and (y) for Tranche B Incremental Loans in the form of Base Rate Advances, 1.50% per annum and (iii) for any day from (and including) the Second Amendment Effective Date and thereafter, (x) for Tranche B Incremental Loans in the form of Eurocurrency Rate Advances, 2.00% per annum and (y) for Tranche B Incremental Loans in the form of Base Rate Advances, 1.00% per annum, and”
(c)    Clause (b) of the first paragraph of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:
“(b) with respect to any Term Advance or Revolving Credit Advance, (i) for any day up to (but excluding) the First Amendment Effective Date, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Advances	Applicable Margin for Base Rate Advances
Level 1 < 1.50:1.00	1.500%	0.500%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	1.750%	0.750%
Level 3 < 2.50:1.00 but ≥ 2.00:1.00	2.250%	1.250%
Level 4 ≥ 2.50:1.00	2.750%	1.750%

(ii) for any day from (and including) the First Amendment Effective Date up to (but excluding) the Second Amendment Effective Date, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Advances	Applicable Margin for Base Rate Advances
Level 1 < 1.50:1.00	1.500%	0.500%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	1.750%	0.750%
Level 3 < 3.00:1.00 but ≥ 2.00:1.00	2.000%	1.000%
Level 4 ≥ 3.00:1.00	2.250%	1.250%
and (iii) for any day from (and including) the Second Amendment Effective Date and thereafter, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Advances	Applicable Margin for Base Rate Advances
Level 1 < 1.50:1.00	1.250%	0.250%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	1.500%	0.500%
Level 3 < 3.00:1.00 but ≥ 2.00:1.00	1.750%	0.750%
Level 4 ≥ 3.00:1.00	2.000%	1.000%”
(d)    The definition of “Secured Cash Management Obligations” is hereby amended and restated in its entirety to read as follows:
““Secured Cash Management Obligations” means the due and punctual payment and performance of any and all obligations of each Loan Party (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services that (a) are owed to the Agent, the Arrangers or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Agent, the Arrangers or an Affiliate of any of the foregoing, (b) were owed on the Tranche B Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Tranche B Effective Date, (c) were owed on the First Amendment Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the First Amendment Effective Date, (d) were owed on the Second Amendment Effective Date to a Person that was a Lender or an Affiliate of Lender as of the Second Amendment Effective Date or (e) are owed to a Person that was a Lender or an Affiliate of a Lender at the time such obligations were incurred.”
(e)    The definition of “Secured Hedging Obligations” is hereby amended and restated in its entirety to read as follows:
““Secured Hedging Obligations” means the due and punctual payment and performance of any and all obligations of each Loan Party (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Hedge Agreements that (a) are owed to the Agent, the Arrangers or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Agent, the Arrangers or an Affiliate of any of the foregoing, (b) were owed on the Tranche B Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Tranche B Effective Date, (c) were owed on the First Amendment Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the First Amendment Effective Date, (d) were owed on the Second Amendment Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Second Amendment Effective Date or (e) are owed to a Person that was a Lender or an Affiliate of a Lender at the time such obligations were incurred; provided that Secured Hedging Obligations shall not include any Excluded Swap Obligations.”
(f)    Section 2.09 is hereby amended to add the following sentences after the last sentence of such section:
“Notwithstanding any other provision contained herein to the contrary, the last day of each Interest Period in effect with respect to each Eurocurrency Rate Advance outstanding immediately prior to the Second Amendment Effective Date shall be deemed to be the Second Amendment Effective Date, and on the Second Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each Eurocurrency Rate Advance that is accrued and unpaid through but excluding the Second Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(ii) (it being acknowledged that immediately prior to the Second Amendment Effective Date none of the Advances then outstanding were Base Rate Advances). Each Eurocurrency Rate Advance outstanding as of the Second Amendment Effective Date will be deemed continued on the Second Amendment Effective Date as a Eurocurrency Rate Advance with an initial Interest Period as set forth on the Notice of Conversion attached as Exhibit A (with respect to Term Advances) or Exhibit B (with respect to Tranche B Incremental Loans) to the Second Amendment (it being understood and agreed that (I) in such notice of conversion relating to the Term Advances outstanding on the Second Amendment Effective Date, the Borrower may select a LIBOR Rate for an Interest Period of 1 month that will end prior to 1 month after the Second Amendment Effective Date; (II) in such notice of conversion relating to the Tranche B Incremental Loans outstanding on the Second Amendment Effective Date, the Borrower may select a LIBOR Rate for an Interest Period of 3 months that will end prior to 3 months after the Second Amendment Effective Date; and (III) with respect to the Term Advances outstanding on the Second Amendment Effective Date, the LIBOR Rate in respect of such Advances for the Interest Period commencing on the Second Amendment Effective Date will be the same as the LIBOR Rate applicable to such Advances for the Interest Period in effect immediately prior to the Second Amendment Effective Date).”
(g)    Section 2.10(a)(ii) is hereby amended by deleting the phrase: “(A) on or prior to the date that is six months after the Tranche B Effective Date or (B) after the First Amendment Effective Date and on or prior to the date that is six months after the First Amendment Effective Date” and replacing it with the following phrase: “(A) on or prior to the date that is six months after the Tranche B Effective Date, (B) after the First Amendment Effective Date and on or prior to the date that is six months after the First

Amendment Effective Date or (C) after the Second Amendment Effective Date and on or prior to the date that is six months after the Second Amendment Effective Date”.
(h)    Section 9.02(a)(i) is hereby amended and restated in its entirety to read as follows:
“(i) if to the Borrower or any other Loan Party, to the Borrower at 12010 Sunset Hills Road, Reston, VA 20190, Attention of Patrick McGee (Facsimile No. 703-676-8310; Telephone No. 703-676-7141);”
SECTION 2.    Transactions on the Second Amendment Effective Date.
(a)    Effect on the Revolving Credit Lenders and Existing Revolving Credit Advances. (i) Subject to the conditions set forth herein and the terms hereof, on the Second Amendment Effective Date, (A) each New Revolving Credit Lender shall become, and each Continuing Revolving Credit Lender shall continue to be, a “Revolving Credit Lender” and a “Lender” under the Amended Credit Agreement and (B) each New Revolving Credit Lender shall have, and each Continuing Revolving Credit Lender shall continue to have, all the rights and obligations of a “Revolving Credit Lender” and a “Lender” holding a Revolving Credit Commitment (and, if applicable, Revolving Credit Advances and participations in Letters of Credit) under the Amended Credit Agreement. For the avoidance of doubt, for the purposes of this Agreement, there are no Departing Revolving Credit Lenders, Decreasing Revolving Credit Lenders or New Revolving Credit Lenders.
(ii)    On the Second Amendment Effective Date, each (x) Departing Revolving Credit Lender and (y) Continuing Revolving Credit Lender with respect to which the aggregate principal amount of Existing Revolving Credit Commitments held by it immediately prior to the Second Amendment Effective Date is greater than the amount set forth opposite its name on Schedule I-B hereof (such Continuing Revolving Credit Lender, a “Decreasing Revolving Credit Lender” and the difference in such amounts, such Decreasing Revolving Credit Lender’s “Revolving Credit Decrease Amount”) shall be deemed to have assigned and delegated its Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) (in the case of a Departing Revolving Credit Lender) or the Revolving Credit Decrease Amount of its Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) (in the case of a Decreasing Revolving Credit Lender), together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, at a purchase price equal to the par principal amount of the Existing Revolving Credit Advances (if any) and funded participations in Letters of Credit (if any) so assigned and delegated (the “Revolving Credit Purchase Price”), and each New Revolving Credit Lender shall be deemed to have assumed and accepted the proportionate part of the Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of the Departing Revolving Credit Lenders and the Revolving Credit Decrease Amounts of the Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of the Decreasing Revolving Credit Lenders to such extent as shall be necessary in order that, after giving effect to all such assignments and delegations, (I) each Continuing Revolving Credit Lender and New Revolving Credit Lender shall hold Existing Revolving Credit Commitments in an aggregate principal amount that is equal to the commitment amount set forth opposite its name on Schedule I-B hereto (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) and (II) each Departing Revolving Credit Lender shall hold no Existing Revolving Credit Commitments, Existing Revolving Credit Advances or participations in Letters of Credit (it being understood that the aggregate amount of all such Existing Revolving Credit Commitments so assigned and delegated is $0.00). Each New Revolving Credit Lender shall be deemed to have assumed a percentage of the Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of each Departing Revolving Credit Lender and a percentage of the Revolving Credit Decrease Amount of the Existing Revolving Credit Commitments (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of each Decreasing Revolving Credit Lender that is equal to (A) the aggregate principal amount of the Existing Revolving Credit Commitments (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of all the Departing Revolving Credit Lenders and the aggregate principal amount of the Revolving Credit Decrease Amounts of the Existing Revolving Credit Commitments (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of all Decreasing Revolving Credit Lenders, in each case, that will be assumed by such New Revolving Credit Lender divided by (B) the sum of (a) the aggregate principal amount of the Existing Revolving Credit Commitments (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of all Departing Revolving Credit Lenders and (b) the aggregate principal amount of the Revolving Credit Decrease Amounts of all the Existing Revolving Credit Commitments (and the Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) of all Decreasing Revolving Credit Lenders. Upon payment to a Departing Revolving Credit Lender of (I) the Revolving Credit Purchase Price with respect to its Existing Revolving Credit Advances and funded participations in Letters of Credit (if any) from the Administrative Agent (on behalf of the New Revolving Credit Lenders) and (II) accrued and unpaid interest and fees in respect of its Existing Revolving Credit Commitments (and any Revolving Credit Advances and participations in Letters of Credit in respect thereof) through but excluding the Second Amendment Effective Date and all other amounts payable to it as of the Second Amendment Effective Date under the Loan Documents in respect of its Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) and other interests assigned by it under this Section 2(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Second Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Departing Revolving Credit Lender), such Departing Revolving Credit Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) (and its interests, rights and obligations in respect of each of the foregoing) deemed assigned by it under this Section 2(a)(ii). Upon payment to a Decreasing Revolving Credit Lender of (I) the Revolving Credit Purchase Price with respect to its Revolving Credit Decrease Amount of the Existing Revolving Credit Advances and funded participations in Letters of Credit (if any) in respect of the Revolving Credit Commitments deemed assigned by it under this Section 2(a)(ii) from the Administrative Agent (on behalf of the New Revolving Credit Lenders) and (II) accrued and unpaid interest and fees in respect of its Revolving Credit Decrease Amount of the Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) through but excluding the Second Amendment Effective Date and all other amounts payable to it as of the Second Amendment Effective Date under the Loan Documents in respect of the Revolving Credit Decrease Amount of its Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) and other interests assigned by it under this Section 2(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Second Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Decreasing Revolving Credit Lender), such Decreasing Revolving Credit Lender shall cease to be a party to the Existing Credit Agreement with respect to the Revolving Credit Decrease Amount of its Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof) (and its interests, rights and obligations in respect of each of the foregoing) deemed assigned by it under this Section 2(a)(ii). Each New Revolving Credit Lender shall make the payment for the assumption deemed made by it pursuant to this Section 2(a)(ii) by wire transfer on the Second Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the Revolving Credit Purchase Price applicable to the Existing Revolving Credit Advances and funded participations in Letters of Credit assumed by it pursuant to this Section 2(a)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing Revolving Credit Lenders and Decreasing Revolving Credit Lenders in accordance with their interests therein.
(b)    Effect on the Existing Term Advance Lenders and Existing Term Advances. (i) Subject to the conditions set forth herein and the terms hereof, on the Second Amendment Effective Date, (A) each New Term Advance Lender shall become, and each Continuing Term Advance Lender shall continue to be, a “Term Lender” and a “Lender” under the Amended Credit Agreement and (B) each New Term Advance Lender shall have, and each Continuing Term Advance Lender shall continue to have, all the rights and obligations of a “Term Lender” and a “Lender” holding a Term Advance under the Amended Credit Agreement. For the avoidance of doubt, for the purposes of this Agreement, there are no Departing Term Advance Lenders, Decreasing Term Advance Lenders or New Term Advance Lenders.
(ii)    On the Second Amendment Effective Date, each (x) Departing Term Advance Lender and (y) Continuing Term Advance Lender with respect to which the aggregate principal amount of Existing Term Advances held by it immediately prior to the Second Amendment Effective Date is greater than the amount set forth opposite its name on Schedule II-B hereof (such Continuing Term Advance Lender, a “Decreasing Term Advance Lender” and the difference in such amounts, such Decreasing Term Advance Lender’s “Term Advance Decrease Amount”) shall be deemed to have assigned and delegated its Existing Term Advances (in the case of a Departing Term Advance Lender) or the Term Advance Decrease Amount of its Existing Term Advances (in the case of a Decreasing Term Advance Lender), together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, at a purchase price equal to the par principal amount of such Advances (the “Term Advance Purchase Price”), and each New Term Advance Lender shall be deemed to have assumed and accepted the proportionate part of the Existing Term Advances of the Departing Term Advance Lenders and the Term Advance Decrease Amounts of the Existing Term Advances of the Decreasing Term Advance Lenders to such extent as shall be necessary in order that, after giving effect to all such assignments and delegations, each Continuing Term Advance Lender and New Term Advance Lender shall hold Existing Term Advances in an aggregate principal amount that is equal to the amount set forth opposite its name on Schedule II-B hereto and each Departing Term Advance Lender shall hold no Existing Term Advances (it being understood that the aggregate amount of all such Existing Term Advances so assigned and delegated is $0.00). Each New Term Advance Lender shall be deemed to have assumed a percentage of the Existing Term Advances of each Departing Term Advance Lender and a percentage of the Term Advance Decrease Amount of the Existing Term Advances of each Decreasing Term Advance Lender that is equal to (A) the aggregate principal amount of the Existing Term Advances of all the Departing Term Advance Lenders and the aggregate principal amount of the Term Advance Decrease Amounts of the Existing Term Advances of all Decreasing Term Advance Lenders, in each case, that will be assumed by such New Term Advance Lender divided by (B) the sum of (a) the aggregate principal amount of the Existing Term Advances of all Departing Term Advance Lenders and (b) the aggregate principal amount of the Term Advance Decrease Amounts of all the Existing Term Advances of all Decreasing Term Advance Lenders. Upon payment to a Departing Term Advance Lender of (I) the Term Advance Purchase Price with respect to its Existing Term Advances from the Administrative Agent (on behalf of the New Term Advance Lenders) and (II) accrued and unpaid interest and fees (if any) in respect of its Existing Term Advances through but excluding the Second Amendment Effective Date and all other amounts payable to it as of the Second Amendment Effective Date under the Loan Documents in respect of its Existing Term Advances and other interests assigned by it under this Section 2(b)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Second Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Departing Term Advance Lender), such Departing Term Advance Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Term Advances (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(b)(ii). Upon payment to a Decreasing Term Advance Lender of (I) the Term Advance Purchase Price with respect to its Term Advance Decrease Amount of the Existing Term Advances from the Administrative Agent (on behalf of the New Term Advance Lenders) and (II) accrued and unpaid interest and fees (if any) in respect of its Term Advance Decrease Amount of the Existing Term Advances through but excluding the Second Amendment Effective Date and all other amounts payable to it as of the Second Amendment Effective Date under the Loan Documents in respect of the Term Advance Decrease Amount of its Existing Term Advances and other interests assigned by it under this Section 2(b)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Second Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Decreasing Term Advance Lender), such Decreasing Term Advance Lender shall cease to be a party to the Existing Credit Agreement with respect to the Term Advance Decrease Amount of its Existing Term Advances (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(b)(ii). Each New Term Advance Lender shall make the payment for the assumption deemed made by it pursuant to this Section 2(b)(ii) by wire transfer on the Second Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the Term Advance Purchase Price applicable to the Existing Term Advances assumed by it pursuant to this Section 2(b)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing Term Advance Lenders and Decreasing Term Advance Lenders in accordance with their interests therein.
(c)    Effect on the Tranche B Incremental Lenders and Existing Tranche B Incremental Loans. (i) Subject to the conditions set forth herein and the terms hereof, on the Second Amendment Effective Date, (A) the New Tranche B Incremental Lender shall become, and each Continuing Tranche B Incremental Lender shall continue to be, a “Tranche B Incremental Lender” and a “Lender” under the Amended Credit Agreement and (B) the New Tranche B Incremental Lender shall have, and each Continuing Tranche B Incremental Lender shall continue to have, all the rights and obligations of a “Tranche B Incremental Lender” and a “Lender” holding a Tranche B Incremental Loan under the Amended Credit Agreement.
(ii)    On the Second Amendment Effective Date, each Departing Tranche B Incremental Lender shall be deemed to have assigned and delegated its Existing Tranche B Incremental Loans, together with all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, to the New Tranche B Incremental Lender at a purchase price equal to the par principal amount of such loans (the “Tranche B Purchase Price”); it being understood and agreed that the aggregate principal amount of all such Existing Tranche B Incremental Loans so assigned and delegated is $15,756,441.07). The New Tranche B Incremental Lender shall be deemed to have assumed all of the Existing Tranche B Incremental Loans of each Departing Tranche B Incremental Lender. Upon payment to a Departing Tranche B Incremental Lender of (I) the Tranche B Purchase Price with respect to its Existing Tranche B Incremental Loans from the Administrative Agent (on behalf of the New Tranche B Incremental Lender) and (II) accrued and unpaid interest and fees (if any) in respect of its Existing Tranche B Incremental Loans through but excluding the Second Amendment Effective Date and all other amounts payable to it as of the Second Amendment Effective Date under the Loan Documents in respect of its Existing Tranche B Incremental Loans and other interests assigned by it under this Section 2(c)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the Second Amendment Effective Date) from the Borrower (and without the requirement of any further action on the part of such Departing Tranche B Incremental Lender), such Departing Tranche B Incremental Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Tranche B Incremental Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(c)(ii). The New Tranche B Incremental Lender shall make the payment for the assumption deemed made by it pursuant to this Section 2(c)(ii) by wire transfer on the Second Amendment Effective Date of immediately available funds to the Administrative Agent in an amount equal to the Tranche B Purchase Price applicable to the Existing Tranche B Incremental Loans assumed by it pursuant to this Section 2(c)(ii), and the Administrative Agent will promptly distribute, by remitting in like funds, such amounts received by it to the Departing Tranche B Incremental Lenders in accordance with their interests therein.
(d)    The Borrower shall be deemed to have given notice to the Administrative Agent, each Departing Revolving Credit Lender, each Departing Term Advance Lender and each Departing Tranche B Incremental Lender as required by Section 2.18(b) of the Existing Credit Agreement.
(e)    Each New Revolving Credit Lender, each New Term Advance Lender and the New Tranche B Incremental Lender, by delivering its signature page to this Agreement and assuming Existing Revolving Credit Commitments (and Existing Revolving Credit Advances and participations in Letters of Credit in respect thereof), Existing Term Advances or Existing Tranche B Incremental Loans, as applicable, hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, (i) the amendment of the Existing Credit Agreement provided for herein and (ii) each Loan Document and each other document required to be approved by any Agent, the Required Lenders, the Required Revolving Credit Lenders, the Required Term Lenders, the Required Tranche B Incremental Lenders, the Required RC/TLA

Lenders or any other Lenders, as applicable, on the Second Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement).
(f)    The Administrative Agent and each Issuing Bank, by delivering its signature page to this Agreement, consents to this Agreement and confirms that each New Revolving Credit Lender, each New Term Advance Lender and the New Tranche B Incremental Lender is acceptable to it.
(g)    Notwithstanding anything to the contrary, each party hereto consents to the allocations set forth on Schedules I-B and II-B.
(h)    For purposes of clarity, (i) all Existing Revolving Credit Commitments and all Existing Revolving Credit Advances shall continue to be outstanding as Revolving Credit Commitments and Revolving Credit Advances, respectively, under the Amended Credit Agreement on and after the Second Amendment Effective Date, (ii) all Existing Term Advances shall continue to be outstanding as Term Advances under the Amended Credit Agreement on and after the Second Amendment Effective Date, and (iii) all Existing Tranche B Incremental Loans shall continue to be outstanding as Tranche B Incremental Loans under the Amended Credit Agreement on and after the Second Amendment Effect Date, in each case, subject to the terms of the Amended Credit Agreement.
SECTION 3.    Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Continuing Revolving Credit Lender and each Continuing Term Advance Lender that executes and delivers a signature page to this Agreement to the Administrative Agent (or its counsel) on or prior to the Signing Date and Time, a consent fee (the “Old Money Consent Fee”) in an amount equal to 0.05% of the aggregate principal amount of the outstanding Existing Revolving Credit Commitments and/or Existing Term Advances, as applicable, of such Lender as of immediately prior to the Signing Date and Time (or, if less, as of immediately after the effectiveness of this Agreement).
(b)    The Borrower agrees to pay to the Administrative Agent for the account of each New Revolving Credit Lender and each New Term Advance Lender that executes and delivers a copy of this Agreement to the Administrative Agent (or its counsel) on or prior to the Signing Date and Time, a consent fee (the “New Money Consent Fee” and, together with the Old Money Consent Fee, the “Consent Fees”) in an amount equal to (i) if such Lender was not a lender under the Existing Credit Agreement as of immediately before the effectiveness of this Agreement, 0.20% of the aggregate principal amount of the outstanding Revolving Credit Commitments and/or Term Advances, as applicable, of such Lender as of immediately after the effectiveness of this Agreement and (ii) if such Lender was a lender under the Existing Credit Agreement as of immediately before the effectiveness of this Agreement, 0.20% of the portion of the aggregate principal amount of the outstanding Revolving Credit Commitments and/or Term Advances, as applicable, of such Lender immediately after the effectiveness of this Agreement that represents an increase of such commitments and/or advances, as applicable, as compared to the amounts thereof held by such Lender as of immediately prior to the effectiveness of this Agreement. For the avoidance of doubt, it is acknowledged that there are no New Money Consent Fees payable.
(c)    The Consent Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Second Amendment Effective Date, shall not be subject to setoff or counterclaim and shall be in addition to any other fees or amounts otherwise payable pursuant to this Agreement or any of the other Loan Documents.
(d)    Notwithstanding anything to the contrary, each Lender party hereto hereby waives any amount that would otherwise be payable to it by the Borrower pursuant to Section 9.04(f) of the Existing Credit Agreement as a result of the transactions to occur on the Second Amendment Effective Date as expressly provided for in this Agreement.
SECTION 4.    Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.01 of the Existing Credit Agreement (the “Second Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts of this Agreement from (A) the Borrower, (B) Lenders constituting the Required Lenders, (C) each New Revolving Credit Lender, (D) each New Term Advance Lender, (E) the New Tranche B Incremental Lender, (F) each Issuing Bank and (G) the Administrative Agent.
(b)    The Administrative Agent shall have received a certificate of the Secretary of the Borrower dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of the Borrower as in effect on the Second Amendment Effective Date and, if earlier, at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of the Borrower authorizing the execution, delivery and performance of this Agreement and the other documents delivered in connection herewith to which the Borrower is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or comparable organizational document) of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (c) below, (D) as to the matters set forth in clause (e) of this Section 3 and (E) as to the incumbency and specimen signature of each Responsible Officer executing any document delivered in connection herewith on behalf of the Borrower.
(c)    The Administrative Agent shall have received (x) certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of the Borrower as in effect on the Second Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable authority) of the jurisdiction of its organization and (y) a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State (or comparable authority).
(d)    The Administrative Agent shall have received a favorable opinion of Arnold & Porter Kaye Scholer LLP, counsel for the Borrower, dated as of the Second Amendment Effective Date, addressed to the Administrative Agent, the Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower hereby requests such counsel to deliver such opinion.
(e)    The representations and warranties made in this Agreement shall be true and correct in all material respects.
(f)    The Borrower shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to (A) all fees and other amounts due and payable by the Borrower on or prior to the Second Amendment Effective Date pursuant to this Agreement (including the Consent Fees) or as separately agreed by the Borrower and the Administrative Agent and (B) all invoiced expenses of the Administrative Agent, the Arrangers and the Co-Managers relating hereto (including those of counsel to the Administrative Agent, the Arrangers and the Co-Managers).
(g)    The Borrower shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by the Borrower to the assignors pursuant to Sections 2(a)(ii), 2(b)(ii) and 2(c)(ii) hereof. The New Revolving Credit Lenders, New Term Advance Lenders and the New Tranche B Incremental Lender shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by them to the applicable assignors pursuant to Sections 2(a)(ii), 2(b)(ii) and 2(c)(ii) hereof.
(h)    The Administrative Agent shall have received from the Borrower a notice of conversion with respect to the Existing Term Advances and the Existing Tranche B Incremental Loans, substantially in the forms attached as Exhibit A and Exhibit B to this Agreement.

The Administrative Agent shall notify the Borrower, the Existing Revolving Credit Lenders, the Existing Term Advance Lenders, the Existing Tranche B Incremental Lenders, each New Revolving Credit Lender, each New Term Advance Lender and the New Tranche B Incremental Lender of the Second Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.
For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Person unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Person prior to the Second Amendment Effective Date specifying its objection thereto.
SECTION 5.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender on the Second Amendment Effective Date that:
(a)    This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date, and except that the representations and warranties contained in Section 4.01(e) of the Existing Credit Agreement will be deemed to refer to the most recent annual and quarterly financial statements that have been delivered pursuant to Section 5.01(i) of the Existing Credit Agreement, and except that the definition of “Sanctioned Country” contained in Section 4.01(p) shall refer to Cuba, Iran, North Korea, Syria and Crimea.
(c)    No Default or Event of Default has occurred and is continuing or would result from the transactions provided for in this Agreement.
SECTION 6.    Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(c)    On and after the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. The Borrower and the

other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
(d)    Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security and Guarantee Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security and Guarantee Documents or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as may be expressly modified hereby. Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 7.    Acknowledgement. Each party hereto hereby acknowledges and agrees that this Agreement constitutes a written instrument of assignment and delegation as required by Section 2.18(b) of the Amended Credit Agreement.
SECTION 8.    Waiver. The Agent hereby waives the processing and recordation fee provided for in Section 9.07(b)(iv) of the Existing Credit Agreement in connection with any assignment and assumption provided for under Section 2 hereof.
SECTION 9.    Further Assurances. The Borrower agrees to take any further action that is reasonably requested by Administrative Agent to effect the purposes of this Agreement and the transactions contemplated hereby.
SECTION 10.    APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 9.09, 9.12 AND 9.17 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
SECTION 11.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 12.    Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.02 of the Amended Credit Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
By:	/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer and Executive Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

CITIBANK, N.A., as the Administrative Agent, the Collateral Agent and the New Tranche B Incremental Lender
By:	/s/ Matthew Bashaw
Name: Matthew Bashaw
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: CITIBANK, N.A.

By
/s/ Matthew Bashaw
Name: Matthew Bashaw
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: TD Bank, N.A.

By
/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: U.S. Bank, NA

By
/s/ Christine L. Wagner
Name: Christine L. Wagner
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Bank of America, N.A

By
/s/ Janet Fung
Name: Janet Fung
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: SunTrust Bank

By
/s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: First Tennessee Bank

By
/s/ Henry C. Coleman, Jr.
Name: Henry C. Coleman, Jr.
Title: SVP

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Sumitomo Mitsui Banking Corporation

By
/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

By
/s/ Kent B. Rice
Name: Kent B. Rice
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: JPMORGAN CHASE BANK, N.A.

By
/s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Wells Fargo Bank, National Asscoiation

By
/s/ Mark Felker
Name: Mark Felker
Title: Managing Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(REVOLVING CREDIT FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Revolving Credit Lender, the undersigned executes this signature page as a Continuing Revolving Credit Lender (including, if applicable, as a Decreasing Revolving Credit Lender and Issuing Bank), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Revolving Credit Lender, by checking the box below, hereby also executes this signature page as a New Revolving Credit Lender:
□ (check box only if allocation of Existing Revolving Credit Commitments is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Revolving Credit Lender, the undersigned executes this signature page as a New Revolving Credit Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Capital One N.A.

By
/s/ Joshua Dearmon
Name: Joshua Dearmon
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Revolving Credit Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: CITIBANK, N.A.

By
/s/ Matthew Bashaw
Name:Matthew Bashaw
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:TD Bank, N.A.

By
/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:U.S. Bank, NA

By
/s/ Christine L. Wagner
Name: Christine L. Wagner
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Bank of America, N.A.

By
/s/ Janet Fung
Name: Janet Fung
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: SunTrust Bank

By
/s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: First Tennessee Bank

By
/s/ Henry C. Coleman, Jr.
Name: Henry C. Coleman, Jr.
Title: SVP

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Sumitomo Mitsui Banking Corporation

By
/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

By
/s/ Kent B. Rice
Name: Kent B. Rice
Title: Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: JPMORGAN CHASE BANK, N.A.

By
/s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Wells Fargo Bank, National Association

By
/s/ Mark Felker
Name: Mark Felker
Title: Managing Director

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: Capital One N.A.

By
/s/ Joshua Dearmon
Name: Joshua Dearmon
Title: Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “A” FACILITY)

EXISTING LENDERS

If the undersigned is an Existing Term Advance Lender, the undersigned executes this signature page as a Continuing Term Advance Lender (including, if applicable, as a Decreasing Term Advance Lender), agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

The undersigned Existing Term Advance Lender, by checking the box below, hereby also executes this signature page as a New Term Advance Lender:
□ (check box only if allocation of Existing Term Advances is increasing in connection with this Agreement)

NEW LENDERS

If the undersigned is not an Existing Term Advance Lender, the undersigned executes this signature page as a New Term Advance Lender, agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender: The Northern Trust Company

By
/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: 2VP

For any Lender requiring a second signature line:

Name of Lender:___________________________

By

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “A” Facility)

SIGNATURE PAGE TO
THE SECOND AMENDMENT OF THE
SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(TERM “B” FACILITY)

The undersigned, by executing this signature page as a Continuing Tranche B Incremental Lender agrees to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby.

Name of Lender:___________________________

[Lender Signature Pages on file with the Administrative Agent.]

SIGNATURE PAGE TO SECOND AMENDMENT
(Term “B” Facility)

SCHEDULE I

Schedule I-A – Departing Revolving Credit Lenders

Lender	Amount of Existing Revolving Credit Commitments
NONE
Total	$0.00

Schedule I-B – Allocation of Existing Revolving Credit Commitments

Lender	Amount of Existing Revolving Credit Commitments
Bank of America, N.A.	$26,428,571.43
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$18,571,428.57
Capital One N.A.	$5,000,000.00
Citibank, N.A.	$26,428,571.43
First Tennessee Bank, N.A.	$5,714,285.71
JPMorgan Chase Bank, N.A.	$5,000,000.00
PNC Bank, National Association	$26,428,571.43
Sumitomo Mitsui Banking Corporation	$2,142,857.14
SunTrust Bank	$26,428,571.43
TD Bank, N.A.	$5,000,000.00
U.S. Bank, N.A.	$26,428,571.43
Wells Fargo Bank, National Association	$26,428,571.43
Total	$200,000,000.00

SCHEDULE II

Schedule II-A – Departing Term Advance Lenders

Lender	Amount of Existing Term Advances
NONE
Total	$0.00

Schedule II-B – Allocation of Existing Term Advances

Lender	Amount of Existing Term Advances
Bank of America, N.A.	$73,058,101.02
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$65,563,487.40
Capital One N.A.	$38,454,545.45
Citibank, N.A.	$60,440,215.88
First Tennessee Bank, N.A.	$18,540,584.42
JPMorgan Chase Bank, N.A.	$38,454,545.45
The Northern Trust Company	$19,227,272.72
PNC Bank, National Association	$60,385,597.83
Sumitomo Mitsui Banking Corporation	$41,201,298.70
SunTrust Bank	$59,948,610.00
TD Bank, N.A.	$38,454,545.45
U.S. Bank, N.A.	$60,385,597.83
Wells Fargo Bank, National Association	$60,385,597.83
Total	$634,500,000.00

EXHIBIT A

Notice of Conversion
for Term Advances

Citibank, N.A., as Agent for the Lenders party to the Credit Agreement referred to below
1615 Brett Road, Building #3 New Castle, Delaware 19720
February 2, 2018
Attention: Bank Loan Syndications Department
Re: Notice of Conversion
Ladies and Gentlemen:
The undersigned, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, refers to the Second Amended and Restated Credit Agreement, dated as of May 4, 2015, as amended by the First Amendment dated as of August 23, 2016 and by that certain Second Amendment dated on or about the date hereof (as further amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.09 of the Credit Agreement and subject to the effectiveness of the Second Amendment to the Credit Agreement, that the undersigned hereby requests to continue all of the $634,500,000.00 aggregate principal amount of Term Advances outstanding as of the effective date of the Second Amendment referred to above as Eurocurrency Rate Advances with a new Interest Period (the “Proposed Conversion”):
(i)The Business Day of the Proposed Conversion is February 7, 2018.
(ii)The Dollar denominated Term Advances to be Converted are $634,500,000.00.
(iii)The initial Interest Period for the Eurocurrency Rate Advance made as part of the Proposed Conversion is 1 month ending on February 28, 2018.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this notice of conversion to be duly executed and delivered as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
By:	/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer and Executive Vice President

SIGNATURE PAGE TO NOTICE OF CONVERSION
(Term Advances)

EXHIBIT B

Notice of Conversion
for Tranche B Incremental Loans

Citibank, N.A., as Agent for the Lenders party to the Credit Agreement referred to below
1615 Brett Road, Building #3 New Castle, Delaware 19720
February 2, 2018
Attention: Bank Loan Syndications Department
Re: Notice of Conversion
Ladies and Gentlemen:
The undersigned, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, refers to the Second Amended and Restated Credit Agreement, dated as of May 4, 2015, as amended by the First Amendment dated as of August 23, 2016 and by that certain Second Amendment dated on or about the date hereof (as further amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.09 of the Credit Agreement and subject to the effectiveness of the Second Amendment to the Credit Agreement, that the undersigned hereby requests to continue all of the $400,633,562.50 aggregate principal amount of Tranche B Incremental Loans outstanding as of the effective date of the Second Amendment referred to above as Eurocurrency Rate Advances with a new Interest Period (the “Proposed Conversion”):
(i)The Business Day of the Proposed Conversion is February 7, 2018.
(ii)The Dollar denominated Tranche B Incremental Loans to be Converted are $400,633,562.50.
(iii)The initial Interest Period for the Eurocurrency Rate Advance made as part of the Proposed Conversion is 3 months ending on May 7, 2018.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this notice of conversion to be duly executed and delivered as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
By:	/s/ Charles A. Mathis
Name: Charles A. Mathis
Title: Chief Financial Officer and Executive Vice President

SIGNATURE PAGE TO NOTICE OF CONVERSION
(Tranche B Incremental Loans)